UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 16, 2010

GLOBAL PHARM HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152286	20-8767223
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

25/F New World Center, No. 6009 Yitian Road, Futian District, Shenzhen, People’s Republic of China
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  86-755-83230226

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 16, 2010, we dismissed Acqavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”), as our independent registered public accounting firm.

               On August 12, 2010, the Company acquired Global Pharma Enterprise Group Limited (“Global Pharma”), a British Virgin Islands company, pursuant to a Share Exchange Agreement in a reverse merger transaction previously reported in the Company’s Current Report on Form 8-K filed on August 13, 2010. Since prior to the merger the Company was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended),  Global Pharma is considered the predecessor of the Company and the historical financial statements of Global Pharma are considered those of the Company. ACSB issued an audit report on the consolidated financial statements of Global Pharma as of and for the years ended December 31, 2009, and 2008, which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the consolidated financial statements of Global Pharma as of and for the years ended December 31, 2009 and 2008 and through the date of this current report we have had no disagreements with ACSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACSB, would have caused ACSB to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such years or during the interim period through the date of the this Report.

During our two most recent fiscal years and through the date of this Report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ACSB with a copy of this disclosure in this Form 8-K and has requested that ACSB provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from ACSB stating that it agrees with the above statements. A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

Our board of directors appointed Crowe Horwath LLP (“Crowe”) as our new independent registered public accounting firm effective as of December 16, 2010. During the two most recent fiscal years and through the date of our engagement, we did not consult with Crowe regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Crowe, Crowe did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from ACSB to Crowe.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated December 17, 2010 from Acqavella, Chiarelli, Shuster, Berkower & Co., LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2010	Global Pharm Holdings Group, Inc.

By:	/s/ An Fu
An Fu
Chief Financial Officer